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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4 Registration Statement.




                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP

Washington, D.C.,
   June 21, 1996